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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1998
                                                -------------------

                     Casinovations Incorporated
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         (Exact name of Registrant as specified in charter)

                             Washington
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           (State or other jurisdiction of incorporation)

        333-31373                                 91-1696010
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  (Commission File Number)                      (IRS Employee
                                             Identification No.)

6744 S. Spencer Street, Las Vegas, Nevada                    89118
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                  -----------------

5240 South Eastern Avenue, First Floor, Las Vegas, Nevada  89119
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  (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

EXTENSION OF THE OFFERING

    As provided for in Post-Effective Amendment No. 4 to Form SB-2/A filed by Casinovations Incorporated (the "Company") with the Securities and Exchange Commission on October 16, 1998, the offering of 1,500,000 shares of the Company's common stock at $2.50 per share of common stock (the "Offering") was to terminate on or before December 31, 1998 subject to three thirty-day extensions. The Company has elected to extend the Offering for one thirty-day period to terminate on or before January 30, 1999. The Company reserves the right to further extend the Offering.

ADOPTION OF STOCK OPTION PLAN

     On January 5, 1999, the Board of Directors of the Company adopted the Casinovations Incorporated 1999 Stock Option Plan (the "Plan"). Under the Plan, the Company is authorized to issue stock options for a total up to 500,000 shares of the Company's common stock to selected officers, directors, employees consultants, advisers, independent contractors and agents of the Company. With respect to administration of the Plan, the Board of Directors of the Company has established a committee consisting of three outside directors, Bob Smith, David Sampson and Ron Keil.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (A)  Financial Statements of Business Acquired.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable.

      (c)  Exhibits.

           None.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CASINOVATIONS  INCORPORATED
                                           (Registrant)

Date:  January 7, 1999           By:
                                    -----------------------------
                                       Jay L. King
                                       Chief Financial Officer